March 6, 2003



Dear Shareholders:

     You are cordially invited to attend our annual meeting of the shareholders of Highlands Bankshares, Inc. on Tuesday, April 8, 2003, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia.

     Enclosed in this mailing you will find formal notice of the meeting, a proxy and a Proxy Statement detailing the matters upon which the shareholders will act at the annual meeting. Our Company's Annual Report for 2002 is also enclosed.

     We urge you to complete, date and sign the proxy, and return it as soon as possible in the enclosed postage prepaid envelope, even if you intend to attend the meeting. You may revoke your proxy at any time prior to its exercise.

                                   Sincerely,


                              /s/ John G. VanMeter
                                  -----------------
                                  John G. VanMeter
                                  Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                To the Shareholders of Highlands Bankshares, Inc.


     The annual meeting of shareholders of Highlands Bankshares, Inc. will be held on Tuesday, April 8, 2003, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, for the following purposes:

     1. Election of three Class B directors to serve until the annual meeting of shareholders in 2006, and election of one Class C director to serve until the annual meeting of shareholders in 2004.

     2. Ratification of the appointment of S. B. Hoover & Company, L.L.P. as independent auditors for 2003.

     3.   Transaction of other business as may properly come before the meeting.

     Only shareholders of record at the close of business on February 21, 2003 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

     To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may revoke your proxy at any time prior to its exercise.

                                            By Order of the Board of Directors


                                            /s/ Alan L. Brill
                                                -------------
                                                Alan L. Brill
                                                Corporate Secretary

March 6, 2003

                            HIGHLANDS BANKSHARES INC.
                                  P.O. Box 929
                         Petersburg, West Virginia 26847
                                 (304) 257-4111

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of Highlands Bankshares, Inc. (Highlands or the Company) to be held Tuesday, April 8, 2003, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, and at any adjournments thereof (Annual Meeting). The accompanying proxy is solicited by the Board of Directors of the Company (the
Board). The principal executive offices of the Company are located at 3 North Main Street, Petersburg, West Virginia 26847. The approximate mailing date of the Proxy Statement and the accompanying proxy is March 6, 2003.

The  cost  of the  solicitation  of  proxies  will  be  borne  by  the  Company.
Solicitations will be made only by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in this regard.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof.

The 2002 Annual Report to shareholders, including current financial statements, is being mailed to the Company's shareholders concurrently with this Proxy Statement but should not be considered proxy solicitation material.

Interested shareholders may obtain without charge a copy of the Company's Form 10-K, as filed with the Securities and Exchange Commission, upon written request to Alan L. Brill, Corporate Secretary, Highlands Bankshares, Inc., P.O. Box 929, Petersburg, West Virginia 26847.

                      OUTSTANDING SHARES AND VOTING RIGHTS

Only shareholders of record at the close of business on February 21, 2003, will be entitled to vote at the Annual Meeting. As of such date, the Company had outstanding 1,436,874 shares of its common stock, $5 par value (Common Stock), each of which is entitled to one vote at the Annual Meeting. Cumulative voting rights are available for the election of directors, as further described in this Proxy Statement.

Any number of shareholders holding together a majority of the stock outstanding, who are either present in person or represented by proxy at the Annual Meeting, shall constitute a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee (Broker Shares) which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders in person or by proxy at the Annual Meeting. Ratification of the appointment of the independent public accountants will be approved if the votes cast in favor exceed the votes cast opposing. Votes that are withheld and Broker Shares that are not voted will not be included in determining the number of votes cast.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth the name and address of, and number and percentage of shares of Common Stock held as of February 21, 2003 by each of the Company's directors, the director nominees and the executive officers listed below under the "Summary Compensation Table", and by all of the Company's directors, director nominees and executive officers as a group. The three-for-one stock split for all stockholders of record as of August 1, 2002 is reflected in director holdings listed below. To the best of the Company's knowledge, no person is the beneficial owner of more than 5% of the Company's common stock.



                                                     Amount Beneficially      Percent of
       Name & Address of Owner                            Owned                 Class
-----------------------------------------------      -------------------      ----------

Leslie A. Barr                                            6,876 1                     *
P.O. Box 119, Wardensville, WV 26851

Thomas B. McNeill, Sr.                                   16,023 2                    1.1%
4480 Grattan Price Drive Unit 1, Harrisonburg
VA 22801

Clarence E. Porter                                          336 3                     *
P.O. Box 929, Petersburg, WV 26847

Courtney R. Tusing                                        2,448 4                     *
Rt. 1, Box 200, Baker, WV 26801


                                       4


John G. VanMeter                                         60,183 5                    4.2%
28 Virginia Ave., Petersburg, WV 26847

Jack H. Walters                                          10,824 6                     *
P.O. Box 119, Moorefield, WV 26847

L. Keith Wolfe                                            8,580 7                     *
1 W. Central Avenue, Petersburg, WV 26847

Kathy G. Kimble                                           3,651 8                     *
P.O. Box 538, Petersburg, WV 26847

Alan L. Brill                                             1,296 9                     *
P.O. Box 119, Wardensville, WV 26851

Steven C. Judy                                            2,970 10                    *
24 N. Main Street, Petersburg, WV 26847

All of the ten directors, director nominees and
executive officers of the Company, as a group           113,187                      7.9%



     *Denotes less than 1% of class

     1 Includes 2820 shares owned directly and 3,300 shares owned jointly with his wife and 756 shares held by his wife over which he holds no voting or dispositive powers.

     2 Includes 9,216 shares owned directly, and 6,807 shares held by his wife over which he holds no voting or dispositive powers.

     3 Includes 300 shares owned directly and 36 shares held by his wife over which he holds no voting or dispositive powers.

     4    Includes 2,448 shares owned directly.

     5 Includes 30,183 shares owned directly and 30,000 shares owned by his wife over which he holds no voting or dispositive powers.

     6    Includes   10,524  shares  owned  directly  and  150  shares  held  as co-guardian for each of his two minor children.

     7 Includes 7,830 shares owned directly, 300 shares held jointly with each of his two minor children, and 150 shares held by his wife over which he holds no voting or dispositive powers.

     8 Includes 3,051 shares owned directly and 600 shares owned jointly with her husband.

     9 Includes 363 shares owned directly, 150 shares held as custodian for his minor child, and 783 shares owned jointly with his wife.

     10   Includes 2970 shares owned directly.




PROPOSAL ONE                  ELECTION OF DIRECTORS

The term of office for the current Class B directors expires at the Annual Meeting. The Board of Directors has nominated such directors, namely, Thomas B. McNeill, Sr., Clarence E. Porter, and L. Keith Wolfe, for election, for a three year term, by the shareholders at the Annual Meeting.

Steven C. Judy, who was appointed by the Board of Directors on June 11, 2002, to replace retiring director George B. Moomau, is nominated by the Board for election, for a one year term as a Class C director, by the shareholders at the Annual Meeting.

In the election of directors, the Company's shareholders shall have as many votes as the number of shares they own, multiplied by the number of directors to be elected. When voting by proxy or in person at the Annual Meeting, shareholders may do one of the following:

     1. A shareholder may vote FOR all of the director nominees. If the shareholder wishes to withhold authority as to certain nominees, however, he may do so by writing the name of the person or persons for whom he does not want to vote in a space provided on the proxy.

     2. A shareholder may WITHHOLD AUTHORITY to vote for all of the director nominees, in which case none of the nominees receives any of the shareholder's vote.

     3. A shareholder may CUMULATE all of his votes for one director nominee or distribute them among as many nominees as he chooses. For example, the election of four directors entitles a shareholder who owns 100 shares of stock to 400 votes. The shareholder may vote all 400 votes for one director nominee, or may allocate his votes among two or more of the nominees. Shareholders wishing to cumulate their vote on the enclosed proxy should direct that their votes be cumulated on behalf of the directors for whom they vote by writing the name of the director or directors in the space provided on the proxy and indicating the number of votes to be cast for each such director.

     It is the intention of the persons named as proxies in the accompanying form of proxy, unless instructed otherwise, to vote for the election of all of the nominees for director set forth below. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board has no reason to believe any of the nominees will be unable to serve if elected.

            The Board recommends election of each of the nominees set
                                  forth below.


                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the four director nominees and the six directors continuing in office.

-------------------------------------------------------------------------------
Name and Position                 Director       Principal Occupation
with the Company           Age     Since         During the Last Five Years
--------------------------------------------------------------------------------
                                DIRECTOR NOMINEES
                                -----------------
                                Class B Directors
            (to serve until the 2006 annual meeting of shareholders)

Thomas B. McNeill, Sr.      76     4/97     Chairman of the Board of Capon
                                            Valley Bank since July 1995; Retired
                                            Insurance Agent

Clarence E.  Porter         54     4/92     President and Chief Executive
                                            Treasurer of the Company Officer of
                                            The Grant County Bank since   August
                                            1991; Vice President of The Grant
                                            County Bank from August 1988 until
                                            August 1991

L. Keith Wolfe              76     5/85     Owner of Petersburg Motor Company


                                Class C Director
            (to serve until the 2004 annual meeting of shareholders)

Steven C. Judy              50     6/02     President of JSG Foods, Inc. since
                                            June 1994; President of Judy's  Drug
                                            Store,  Inc. since June, 1987;
                                            President of Judy's Drug Store,
                                            Inc., d/b/a Judy's Catalog Sales,
                                            since October, 1992; and a
                                            pharmacist since 1975

                         DIRECTORS CONTINUING IN OFFICE
                         ------------------------------
                           Remaining Class C Directors
            (to serve until the 2004 annual meeting of shareholders)
Leslie A. Barr              65      7/87    President  and  Chie f Executive
President of the Company                    Officer of Highlands  Bankshares
                                            since 2001;  President and Chief
                                            Executive Officer of Capon Valley
                                            Bank from August 1985 until January
                                            2001

Jack H. Walters             55      7/87    Attorney at Law; Partner, Walters
                                            & Krauskopf



                                Class A Directors
            (to serve until the 2005 annual meeting of shareholders)

Alan L.  Brill             48        4/01   President  and CEO  of  Capon
Secretary  of the                           Valley Bank since January 2001;
Company                                     prior   thereto   Executive    Vice
                                            President & Chief Operating  Officer
                                            of Capon  Valley  Bank  since  1997;
                                            Senior Vice  President of Operations
                                            from  1990-1996;  and various  other
                                            positions  at Capon Valley Bank from
                                            1975-1995

Kathy G. Kimble            57       4/01    Retired;   owner/operator  of  self
                                            storage  rentals  from 1995-2002;
                                            Media  Specialist  for Grant County
                                            Schools from 1998-2001; President of
                                            Kanor,Inc. d/b/a Ben Franklin Store
                                            from 1981-1998

Courtney R. Tusing         77       8/95    Retired; President and  Chairman  of
                                            the Board of First United  National
                                            Bank &  Trust and First United Corp.

John G. VanMeter           65       5/85    Attorney at Law; Partner, VanMeter
Chairman of the Board                       & VanMeter
of the Company


Board Meetings and Compensation

The Board met 12 times during 2002. Each director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by the committee on which the director served. Directors received $300.00 for attending Board meetings, and $150.00 for attending committee meetings not held in conjunction with Board meetings.

For 2002, the Company had a Compensation Committee which consisted of John G. VanMeter, Jack H. Walters, Thomas B. McNeill, Sr. and L. Keith Wolfe, and which met once during 2002. The Compensation Committee reviews and recommends to the Board salaries for the executive officers of the Company and its subsidiary banks for the upcoming year.


The Company also had an Audit Committee, which consisted of Thomas B. McNeill, Sr., John G. VanMeter, Jack H. Walters and L. Keith Wolfe. The Audit Committee met two times during the year ended December 31, 2002. A new Audit Committee was appointed by the Board of Directors on November 12, 2002 composed of Thomas B. McNeill, Sr., L. Keith Wolfe, Kathy G. Kimble and Steven C. Judy, all of whom met the independence standard of the National Association of Securities Dealers. Responsibilities of the Audit Committee are discussed below under "Audit Committee Report." The Board of Directors has adopted a written charter for the Audit Committee which is attached as Exhibit A to this Proxy Statement, which is reviewed and assessed annually by the Audit Committee.

The Company does not have a Nominating Committee.


Fees of Independent Public Accountants

The following sets forth certain information regarding fees paid by the Company to its independent accountants.


Audit Fees

The Company's independent accountants, S. B. Hoover & Company, L.L.P., billed the Company $61,140 for professional services rendered for the audit of the Company's financial statements for 2001 and for the review of the Company's financial statements contained in the Company's Forms 10-Q's for 2002.

All Other Fees

The Company's independent accountants billed the Company $44,100 in 2002 for all other services performed in 2002 in addition to the fees disclosed above, primarily for consulting engagements relating to loan reviews, preparation of the Company's income tax returns, and for other management advisory services.

The Company has  considered  whether  the  provision  by S. B. Hoover & Company,
L.L.P.  of  other  non-audit   services  is  compatible  with  maintaining  such
accounting firm's independence.

Audit Committee Report

The Audit Committee's primary responsibility falls into three broad categories.

  (1) The Committee is charged with monitoring the preparation of quarterly and annual financial reports prepared by the Company's management, including discussion with management and the Company's outside auditors about financial statements, key accounting practices, and reporting.

  (2) The Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company, also determining if the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

  (3) The Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interest; and review of the activities and recommendations of the Company's internal auditing program.

The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditors' provision of other non-audit services to the Company is compatible with maintaining the auditors' independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.


                                                  Audit Committee
                                                        Thomas B. McNeill, Sr.
                                                        L. Keith Wolfe
                                                        Kathy G. Kimble
                                                        Steven C. Judy

Compliance with Section 16(a) of the Securities Exchange Act

To the Company's knowledge, all statements of beneficial ownership required to be filed during 2002 were timely filed.


Certain Related Transactions

Loans made by The Grant County Bank and Capon Valley Bank to directors, director nominees and their affiliates were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.



                             EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth the compensation of the Chief Executive Officers of the Company and of The Grant County Bank and Capon Valley Bank, the Company's two wholly-owned bank subsidiaries, for the last three years. No other officer received cash compensation in excess of $100,000 in 2002.

                           Summary Compensation Table
--------------------------------------------------------------------------------
                                                                       Other
 Name and                             Annual Compensation          Compensation2
 Principal Position                   Year   Salary($)1   Bonus ($)      ($)
--------------------------------------------------------------------------------

Leslie A. Barr                        2002   $121,950        0          $34,085
   President and Chief Executive      2001   $122,050        0           18,651
   Officer of the Company             2000    110,850        0           17,300

Clarence E. Porter                    2002   $135,000        0          $48,986
   Treasurer of the Company;          2001    131,219        0           43,618
   President and Chief Executive      2000    120,975        0           43,465
   Officer of The Grant County Bank

Alan L. Brill                         2002   $122,900        0          $34,519
   Secretary of the Company;          2001   $107,600        0          $30,470
   President and Chief Executive
   Officer of Capon Valley Bank
------------------------

     1 Includes base salary and director fees. For the last fiscal year, Mr. Barr received a base salary of $110,000 from the Company, Mr. Porter received a base salary of $120,000 from The Grant County Bank, and Mr. Brill received a base salary of $110,000 from Capon Valley Bank. Mr. Barr earned director fees of $3,500 from the Company, $7,550 from Capon Valley Bank and $900 from Highlands Bankshares Trust Company.

          Mr. Porter earned director fees of $3,600 from the Company, $10,350 from The Grant County Bank and $1,050 from Highlands Bankshares Trust Company. Mr. Brill earned director fees of $3,600 from the Company, $8,250 from Capon Valley Bank and $1,050 from Highlands Bankshares Trust Company.

     2 Includes contributions by The Grant County Bank and Capon Valley Bank to their Profit Sharing and 401(k) Plans on behalf of Messrs. Barr, Porter and Brill of $18,660, $5,364 and $15,590, respectively, and the subsidiaries' contributions to the Company's Employee Stock Ownership Plan, of which $2,000 was allocated to Mr. Barr and $2,048 was allocated to each of Messrs Porter and Brill. Also includes, for Mr. Porter, The Grant County Bank's contribution to it's Defined Benefit Plan in the amount of $6,203 and the dollar value of the economic benefit to Messrs. Barr, Porter and Brill under Capon Valley Bank's and The Grant County Bank's split dollar life insurance arrangements of $13,425, $35,371 and $16,881, respectively.







PROPOSAL TWO                APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

S. B. Hoover & Company, L.L.P. of Harrisonburg, Virginia, was the auditor for 2002 and is being recommended to the Company's shareholders for appointment as the auditor for 2003. A representative of S. B. Hoover & Company is expected to attend the Annual Meeting with the opportunity to make a statement or to respond to appropriate questions from shareholders.

         The Board recommends that shareholders vote "FOR" Proposal Two.


                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Company's 2004 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, 3 North Main Street, Petersburg, West Virginia 26847, for inclusion in its Proxy Statement relating to the meeting, by November 7, 2003.


                                              By Order of the Board of Directors


                                              /S/ Alan L. Brill
                                                  ------------------------
                                                  Alan L. Brill
                                                  Corporate Secretary
March 6, 2003

                                    Exhibit A




                           HIGHLANDS BANKSHARES, INC.

                             AUDIT COMMITTEE CHARTER


I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding, finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

Review  and  appraise  the  audit  efforts  of  the  Corporation's   independent
accountants and internal auditing department.

Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II. COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. An independent director is one who: (1) is not and has not been employed as an executive of the Corporation for at least three years prior to election to the Audit Committee; (2) did not accept compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, except for compensation for service on the Board for certain types of non-discretionary compensation; (3) no member of the director's immediate family serves or has served as an executive officer of the Corporation or any of its affiliates during the past three years; (4) is not a partner, controlling shareholder or executive officer of a business organization to which the Corporation makes or from which it receives significant payments during any of the past three years;

and (5) does not serve as an executive of another entity where any of the Corporation's executives serve on the other entities' Compensation Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be appointed annually by the Board of Directors. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4. below.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and assess the adequacy of this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Process

8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles as applied in its financial reporting.

Process Improvement

11. Establish regular and separate systems or reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgment made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any  significant  disagreement  among  management and the independent
accountants  or  the  internal  auditing   department  in  connection  with  the
preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

(This  review  should  be  conducted  at  an  appropriate   time  subsequent  to
implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

15. Review activities, organizational structure, and qualifications of the internal audit department.

16. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

17. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                REVOCABLE PROXY
                           HIGHLANDS BANKSHARES, INC.

                     X PLEASE MARK VOTES AS IN THIS EXAMPLE


                 Annual Meeting of Shareholders, April 8, 2003

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     The undersigned hereby appoints John G. VanMeter and Courtney R. Tusing, either of whom may act, with full power of substitution, as proxies to vote, as designated below, at the Annual Meeting of Shareholders to be held on April 8, 2003, and at any adjournment thereof, the shares of Highlands Bankshares, Inc. common stock held of record by the undersigned as of February 21, 2003.

     The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy.
                                                                     With-
                                                                     hold
1. PROPOSAL ONE:                                        For        Authority
   ELECTION OF DIRECTORS                                [ ]          [ ]

Class B: Thomas B. McNeill, Sr.                   Class C: Steven C. Judy
         Clarence E. Porter
         L. Keith Wolfe


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

                       CUMULATE votes among the nominees            [ ]

(INSTRUCTION: To cumulate your votes forany individual nominee(s) set forth above, write the name(s) of the nominee(s) in the space below and indicate the number of votes you want to cast for such person(s). The total number of votes cast among the nominee(s) should equal your number of shares multiplied by 4 as described in the Proxy Statement.)


                                             For          Against       Abstain
PROPOSAL TWO:
APPOINTMENT OF S. B. HOOVER AND              [ ]           [ ]           [ ]
COMPANY, L.L.P. AS INDEPENDENT
AUDITORS

IN THEIR DISCRETION, THE PROXIESARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please be sure to sign and date this Proxy in the box below.


                     ---------------------------------------
                                      Date

                     ---------------------------------------
                             Stockholder sign above

                     ---------------------------------------
                         Co-holder (if any) sign above



Detach above card, sign, date and mail in postage paid envelope provided.

                           HIGHLANDS BANKSHARES, INC.

Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. The proxy must be signed exactly as the name or names appear on the label attached to this proxy. If signing as a trustee, executor, etc., please so indicate.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------